Dec. 31, 2016

Dear Valued Customer,

In today's environment, having the ability to position your financial plan in accordance with your needs is vitally important. With that in mind, inside this book, you will find the annual reports dated Dec. 31, 2016, for the 59 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract(s).

You may notice the new American Funds subaccounts that were added as investment options in May of 2016. As always, use the assistance of your representative to look at the big picture and evaluate what adjustments might need to be made.

Please call your registered representative or Kansas City Life at 800-616-3670, press 0, if you have questions about the Annual Report of Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 120 years, Kansas City Life Insurance Company has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely, /s/ R. Philip Bixby R. Philip Bixby, President, CEO and Chairman of the Board, Kansas City Life Insurance Company

Kansas City Life's Century II Variable Product Series is distributed through
Sunset Financial Services, Inc. 3520 Broadway, Kansas City, MO 64111; 816-753-7000.